EXHIBIT 23.1
                                                                ------------




                                    Consent of Independent Accountants


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1999, except as to Note 15, which is as of February 26, 1999 appearing on page 38 of Arvin Industries, Inc.'s Form 10-K for the year ended January 3, 1999.



     /s/ Pricewaterhouse Coopers LLP
     ---------------------------------
     Pricewaterhouse Coopers LLP
     Indianapolis, Indiana
     April 12, 1999